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                              AMENDMENT NUMBER 6 TO THE

                    REVISED QUALIFIED EMPLOYEE STOCK PURCHASE PLAN
                                          OF
                             GENERAL COMMUNICATION, INC.


    THIS AMENDMENT is made this _____ day of ________________, 1997, by General Communication, Inc., a corporation having its principal place of business in Anchorage, Alaska (the "Company").

                                       RECITALS

    A. The Company entered into and executed the Revised Qualified Employee Stock Purchase Plan of General Communication, Inc. effective January 1, 1989, and has previously amended such plan (the "Plan").

    B.   Section 11.6 of the Plan provides in part as follows:

    "At any time the Company may amend this Plan and Trust by action of its Board of Directors . . . ."

    C. The Company now desires to amend the Plan.

                                      AMENDMENT

    NOW THEREFORE, the Company does amend the Plan as follows:

    1. SECTION 10.1(d) OF THE PLAN HEREBY IS AMENDED BY THE ADDITION OF A NEW PARAGRAPH (IX) WHICH WILL READ IN ITS ENTIRETY AS FOLLOWS:

    10.1(d)(ix)    SPECIAL 1997 PARTICIPANT ELECTION REGARDING QUALIFYING
    EMPLOYER SECURITIES: Effective from January 27, 1997, until August 31, 1997, and only in connection with the public offering of common stock of General Communications, Inc. that occurs during 1997 (the "1997 Public Offering"), each Participant will be permitted to make a one-time election to sell up to 50% of the Qualifying Employer Securities held in such Participant's Account (including but not limited to the Participant's elective deferral account and Company contributions account). The election to sell such Qualifying Employer Securities shall be made pursuant to procedures promulgated by the Committee, which will be applied in a uniform and nondiscriminatory manner. The sale price for such Qualifying Employer Securities will be that price at which such common stock is offered to the general public during the 1997 Public Offering. The


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    proceeds from the sale of such Qualifying Employer Securities thereafter may be invested as directed by such Participant pursuant to the provisions of this Section 10.1, disregarding Section 10.1(d)(ii) to the extent applicable to the Participant's special one-time election. Participant Accounts which remain invested in Qualifying Employer Securities after the 1997 Public Offering and any new investments in Qualifying Employer Securities (other than those described in the following sentence) will remain subject to the restriction on such investments provided in Section 10.1(d)(vi). Notwithstanding the foregoing and restrictions provided in
    Section 10.1(d)(vi), the proceeds of any sale of Qualifying Employer Securities pursuant to this subjection (ix) may be reinvested in Qualifying Employer Securities, and such restrictions will not apply to any such reinvestment or successive investment of such proceeds in Qualifying Employer Securities.

    2. SECTION 10.1(d)(i) OF THE PLAN HEREBY IS DELETED IN ITS ENTIRETY AND REPLACED BY THE ADDITION OF A NEW PARAGRAPH AS FOLLOWS:

    10.1(d)(i) GENERAL RULES. Effective January 1, 1995, or such later date as determined by the Plan Committee, in accordance with rules established by the Plan Committee, each Participant shall have the right to designate the investment of his Account attributable to salary reduction contributions, voluntary contributions and rollover contributions and transfers made to the Plan after such date, as provided below.


    3. Any inconsistent provisions of the Plan shall be read consistent with this Amendment.

    4. Except as amended above, the Company hereby affirms and readopts each and every other provision of the plan and trust.

    5. Except as otherwise provided above, the effective date of this Amendment shall be May 1, 1997.


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    IN WITNESS WHEREOF, General Communication, Inc. has executed this Amendment by its duly authorized officers as of the _____ day of _________________, 1997.


                                       GENERAL COMMUNICATION, INC.



ATTEST:                                By:________________________________
                                                      President

By:_____________________________
    Secretary

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